Exhibit 10.24
AMENDMENT TO RELATIVE PERFORMANCE STOCK UNIT AGREEMENTS
This AMENDMENT TO RELATIVE PERFORMANCE STOCK UNIT
AGREEMENTS (this “Amendment”), dated as of October 16, 2025 (the “Effective Date”), is by NRG Energy, Inc. (the “Company”) and relates to awards made to the participants (the “Participants”) set forth on Exhibit A attached hereto under the NRG Energy, Inc. Amended and Restated Long-Term Incentive Plan, as amended (the “NRG LTIP”) and/or the NRG Energy, Inc. 2020 Omnibus Incentive Plan (Legacy Vivint), as amended (the “Vivint LTIP”) (each, a “Plan” and collectively, the “Plans”). All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the respective Plans under which the Participant’s awards were issued.
WHEREAS, as set forth on Exhibit A, the Company has granted the Participants Relative Performance Stock Units under the Plans pursuant to the Relative Performance Stock Unit Agreements issued in 2023, 2024, and/or 2025 (the “Grant Agreements”); and
WHEREAS, the Company now desires to amend each of the Grant Agreements as set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agrees as follows:
1.Removal of Final Award Cap. Section 1(a) of each Grant Agreement under the NRG LTIP is hereby amended to remove the “Cap” in Section 1(a) which shall now read as follows:
“1.    Performance Criteria and Award Determination
(a)General - Award Determination
Subject to the provisions of this Agreement and the provisions of the NRG Energy, Inc. Amended and Restated Long-Term Incentive Plan (the “Plan”), the Company hereby grants to the Participant the number of Relative Performance Stock Units (“RPSUs”), set forth in the Grant Notice (“Target Award”), each of which will have a value equivalent to one (1) share of the Company’s Common Stock.
At the end of the Performance Period, the Participant shall be entitled to receive a payment, payable in shares of the Company’s Common Stock, equal to the Target Award times a “Payout Percentage” (the “Final Award”). The “Payout Percentage” is based on the achievement of the performance criteria set forth in Section 1(b) of this Agreement, as determined and certified in writing by the Compensation Committee of the Company’s Board of Directors (the “Committee”).”

Section 1(a) of each Grant Agreement under the Vivint LTIP is hereby amended to remove the “Cap” in Section 1(a) which shall now read as follows:
“1.    Performance Criteria and Award Determination
(a)General - Award Determination
Subject to the provisions of this Agreement and the provisions of the NRG Energy, INC. 2020 Omnibus Incentive Plan (Legacy Vivint) (the “Plan”), the Company hereby grants to the Participant the number of Relative Performance Stock Units (“RPSUs”), set forth in the Grant Notice (“Target Award”), each of which will have a value equivalent to one
(1) share of the Company’s Common Stock.
At the end of the Performance Period, the Participant shall be entitled to receive a payment, payable in shares of the Company’s Common Stock, equal to the Target Award times a “Payout Percentage” (the “Final Award”). The “Payout Percentage” is based on the achievement of the performance criteria set forth in Section 1(b) of this Agreement, as determined and certified in writing by the Compensation Committee of the Company’s Board of Directors (the “Committee”).”
2.Miscellaneous.
(a)Except as may otherwise be provided in the Plans, the provisions of this Amendment shall be governed by the laws of the State of Delaware, without giving effect to principles of conflicts law.
(b)Except as expressly modified herein, the Grant Agreements shall remain unmodified and in full force and effect, and the parties under the Grant Agreements shall each retain all rights thereunder.
(c)This Amendment constitutes the entire agreement of the Company and the Participants with respect to the subject matter hereof. This Amendment may not be modified, except in writing signed by the Company.
[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed as of the Effective
Date.

By: /s/ Brian Curci
Name: Brian Curci
Title: EVP, General Counsel

[Signature Page to Amendment to Grant Agreements]

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